UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-22185

IndexIQ Trust

(Exact name of registrant as specified in charter)

800 Westchester Ave, Suite N-611
Rye Brook, NY 10573

(Address of principal executive offices) (Zip code)

Adam S. Patti
IndexIQ Advisors LLC
800 Westchester Ave, Suite N-611
Rye Brook, NY 10573

(Name and address of agent for service)

Registrant's telephone number, including area code: 1-888-934-0777

Date of fiscal year end: April 30

Date of reporting period: April 30, 2010

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

ANNUAL REPORT | APRIL 30, 2010

IndexIQ Trust

IQ ALPHA Hedge Strategy Fund

The investment return and value of the Fund shares will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus and the statement of additional information include this and other relevant information about the Fund and are available by visiting www.indexiq.com or by calling 1-888-934-0777. Read the prospectus carefully before investing.

Fund performance that is current to the most recent month-end is available by visiting www.indexiq.com or by calling 1-888-934-0777.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Please visit IndexIQ’s web site at www.indexiq.com, or go to the Securities and Exchange Commission’s (the “Commission”) web site at www.sec.gov, or call IndexIQ at 1-888-934-0777.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s web site at www.sec.gov. The Fund’s Forms N-Q also may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

The Fund is distributed by ALPS Distributors, Inc., which is not affiliated with IndexIQ or the Fund’s investment advisor.

IndexIQ® and IQ® are registered service marks of IndexIQ.

Shareholder Letter (unaudited)

Dear Shareholder:

The twelve months ended April 30, 2010 marked a considerable recovery in the global markets. Many of the asset classes that were hit hardest during the financial crisis were the top performers during this period. The real estate and emerging market equity segments, for example, were two of the strongest performers after they were amongst the worst performers in the crisis. Although most asset classes, including equities, bonds and currencies, fared well during this period, there were significant differences in the magnitude of returns.

As a result, investors have recognized that having a well-diversified portfolio is critical to long-term investment success. Alternative investments have historically provided investors with added diversification to their portfolios. We at IndexIQ call ourselves “The alternative to alternatives” because of our focus on bringing a different approach to the alternative investment segment of the marketplace.

By marrying the diversification benefits of alternative investments and the growth of exchange-traded funds (ETFs), IndexIQ is seeking to provide investors with innovative tools in a dynamic market environment.* One leading example of this philosophy is the IQ ALPHA Hedge Strategy Fund, launched by IndexIQ in June 2008. The Fund’s performance has demonstrated why a multi-asset class, hedged approach can be attractive during volatile market conditions.

I want to personally thank you for your interest in IndexIQ and our investment products. I invite you to visit us at www.indexiq.com or call us at (888) 934-0777 for more information on our company and our investment solutions.

Adam S. Patti
Chief Executive Officer
Registered Representative of ALPS Distributors, Inc.

*	Diversification does not eliminate the risk of experiencing investment loss.

Management’s Discussion and Analysis (unaudited)

IQ ALPHA Hedge Strategy Fund

The Fund’s investment objective is to seek to achieve investment results that correspond to the total return (aggregate price and yield performance) of the IQ ALPHA Hedge Index (the “Index”). The objective of the Index, in turn, is to provide superior returns (“alpha”) relative to the Standard & Poor’s 500® Composite Stock Price Index (the “S&P 500 Index”) with lower volatility than the S&P 500 Index and correlation to the S&P 500 Index that is similar to the correlation between hedge funds (as measured by broad-based hedge fund indexes) and the S&P 500 Index. The Fund implements its strategy by investing primarily in ETFs representing various asset classes.

For the 12-month period ended April 30, 2010, the Fund’s Institutional Shares returned 11.65% versus 38.84% for the S&P 500 Index, with an annualized standard deviation of 7.76% versus 11.65% for the S&P 500 Index. The Fund also had a correlation of 76% to the S&P 500 Index. The HFRI Fund of Funds Composite Index had a correlation of 72% to the S&P 500 Index over the same time period.

The principle positive contributors to Fund performance for the 12-month period, in aggregate, were the Fund’s long exposures to emerging equity markets and high yield bonds, which were up 50.33% and 31.99%, respectively. Also contributing positively was an overweight position in international currencies.

The primary driver of negative performance was the short allocation to the real estate market, which was up 70.99% for the 12-month period. This negative performance was mostly offset by the long position in emerging market equities and both long term and short term bonds. Despite having a relatively small short exposure to the real estate market, the Fund was nonetheless negatively impacted by this short position when the market had a significant rally.

Hypothetical Growth of a $10,000 Investment (Since Inception Through 4/30/10)

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund’s inception, and is not intended to imply any future performance.

Fund Performance History

IQ ALPHA Hedge Strategy Fund
(as of April 30, 2010)

	1 Year	Since Inception[1]

	Average Annual	Average Annual	Cumulative

IQ ALPHA Hedge Strategy Fund — Institutional Shares[1]	11.65%	2.85%	5.28%
IQ ALPHA Hedge Strategy Fund — Investor Shares[1]	11.44%	2.72%	4.87%
IQ Hedge Index	15.60%	5.60%	10.50%
S&P 500 Index	38.84%	–1.74%	–3.17%
HFRI Fund of Funds Composite Index[2]	12.49%	–4.48%	–8.06%
HFRX Global Hedge Fund Index[2]	13.52%	–5.55%	–9.93%
Credit Suisse/Tremont Blue Chip Index[2]	27.38%	–2.89%	–5.24%

1	Fund Inception Date: 6/30/2008. For performance reporting purposes, the inception date for the Institutional Class and Investor Class shares is the Fund’s Inception Date.

2

The Advisor has removed the Credit Suisse/Tremont Blue Chip Index and the HFRX Global Hedge Fund Index as benchmarks for the Fund and replaced them with the HFRI Fund of Funds Composite Index because the Advisor believes the HFRI Fund of Funds Composite Index is more consistent with the investment strategy of the Fund and the manner in which the Fund’s Underlying Index is constructed.

Management’s Discussion and Analysis (unaudited)(continued)

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current Fund performance may be lower or higher than the performance shown. Fund performance that is current to the most recent month-end is available by calling 1-888-934-0777 or by visiting www.indexiq.com. Returns shown include the reinvestment of all dividends and other distributions and do not reflect taxes that a shareholder would pay on the Fund’s distributions or redemptions of the Fund’s shares.

Index performance is for illustrative purposes only and does not represent actual Fund performance. One cannot invest directly in an index. Performance data for the Index assumes reinvestment of dividends and is net of the management fees for the Index’s components, as applicable, but it does not reflect management fees, transaction costs or other expenses that you would pay if you invested in the Fund directly.

The gross total annual operating expense ratio of the Fund was 1.98% for Institutional Class Shares and 2.79% for Investor Class Shares for the annual period ended April 30, 2010. The net total annual operating expense ratio of the Fund was 1.64% for Institutional Class Shares and 1.86% for Investor Class Shares for the annual period ended April 30, 2010. The Fund applies a 2.00% fee to the value of shares redeemed less than 7 days after purchase. The redemption fee is not reflected in the performance shown above. During the period ended April 30, 2010, some of the Fund’s fees were waived and/or expenses reimbursed; otherwise, the Fund’s performance would have been lower.

The S&P 500 Index is a broad-based unmanaged index of 500 stocks, which is designed to represent the equity market in general (performance data assumes reinvestment of dividends, but it does not reflect management fees, transaction costs or other expenses).

The HFRI Fund of Funds Composite Index (“HFRI FoF Composite Index”) is an equally weighted hedge fund index including over 800 domestic and off-shore funds of funds.

Standard Deviation is a measure of the range of a portfolio’s performance, meaning the degree to which it rises above and falls below its average return.

Correlation is a measure of the relationship between two variables (in this case, portfolio returns and the S&P 500® Index).

Risk Discussion: Mutual fund investing involves risk, including loss of principal. There is no guarantee that the Fund will meet its objective. The Fund may not be suitable for all investors due to its use of leverage, short selling, and derivatives, or for other reasons. Funds that use leverage to seek to increase return are subject to greater risk in adverse market conditions. There are particular risks associated with funds that employ short sales, such as the fact that the potential loss from a short position theoretically is unlimited. The Fund’s use of derivatives, such as swap agreements, may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The Fund’s investment performance, because it is a fund of funds, depends on the investment performance of the underlying ETFs in which it invests. There is no guarantee that the Fund itself, or each of the ETFs in the Fund’s portfolio, will perform exactly as its underlying index. An investor in the Fund will bear the operating expenses of the underlying ETFs in which the Fund invests. The Fund is non-diversified and may be susceptible to greater losses if a single portfolio investment declines than would a diversified mutual fund.

Fund Expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Six Month Period 11/1/09 to 04/30/10” to estimate the expenses you paid on your account during this period. The Fund will indirectly bear its pro rata share of the expenses incurred by the underlying investments in which the Fund invests. These expenses are not included in the table.

Hypothetical Example for Comparison Purposes

The second line of the table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The Fund will indirectly bear its pro rata share of the expenses incurred by the underlying investments in which the Fund invests. These expenses are not included in the table.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 11/1/09	Ending Account Value 4/30/10	Annualized Expense Ratios for the Period 11/1/09 to 4/30/10*	Expenses Paid During the Six Month Period 11/1/09 to 4/30/10†

Institutional Class
Actual	$1,000.00	$1,012.44	1.65%	$8.23
Hypothetical (5% return before expenses)	$1,000.00	$1,016.61	1.65%	$8.25
Investor Class
Actual	$1,000.00	$1,010.20	1.90%	$9.47
Hypothetical (5% return before expenses)	$1,000.00	$1,015.37	1.90%	$9.49

*	Expense ratios reflect expense caps through the period ended April 30, 2010.

†	Expenses are calculated using each Class’s annualized expense ratio, multiplied by the average account value for the period, multiplied by 181/365 (to reflect the one-half year period).

Portfolio Summary (unaudited)

April 30, 2010

PORTFOLIO STATISTICS
Net Assets ($ mil): $86.6

SCHEDULE OF INVESTMENTS SUMMARY TABLE

Investments	% of Net Assets

Debt Funds	50.4%
Equity Funds	27.9
Asset Allocation Fund	4.7
Commodity Funds	1.7
Money Market Fund	1.7

Total Investments	86.4
Other Assets in Excess of Liabilities	13.6

Net Assets	100.0%

Schedule of Investments

April 30, 2010

	Shares	Value

Investment Companies — 84.7%

Asset Allocation Fund — 4.7%
PowerShares DB G10 Currency Harvest Fund*	169,810	$4,095,818

Commodity Funds — 1.7%
IPath Dow Jones-UBS Commodity Index
Total Return ETN*	11,279	458,153
PowerShares DB Commodity Index
Tracking Fund*	41,423	1,012,378

Total Commodity Funds		1,470,531

Debt Funds — 50.4%
iShares Barclays Aggregate Bond Fund	53,487	5,612,926
iShares Barclays Credit Bond Fund	11,884	1,231,895
iShares Barclays US Treasury Inflation
Protected Securities Fund	115	12,197
iShares iBoxx $ Investment Grade Corporate
Bond Fund	246,683	26,471,553
iShares JPMorgan USD Emerging Markets
Bond Fund	12,096	1,261,613
PowerShares Emerging Markets Sovereign
Debt Portfolio	20,008	526,210
SPDR Barclays Capital Aggregate Bond ETF	1,877	104,286
SPDR Barclays Capital High Yield Bond ETF	122,110	4,907,601
Vanguard Total Bond Market ETF	44,255	3,532,434

Total Debt Funds		43,660,715

Equity Funds — 27.9%
iShares MSCI EAFE Index Fund	100,098	5,448,334
iShares MSCI Emerging Markets Index Fund	259,108	10,895,492
Vanguard Emerging Markets ETF	169,354	7,123,029
Vanguard Europe Pacific ETF	20,379	685,957

Total Equity Funds		24,152,812

Total Long-Term Investments — 84.7%
(Cost $71,179,257)		73,379,876

Short-Term Investment — 1.7%

Money Market Fund — 1.7%
Dreyfus Treasury & Agency Cash
Management 521 Institutional
(Cost $1,489,656)		1,489,656

Total Investments — 86.4% (Cost $72,668,913)		$74,869,532
Other Assets in Excess of Liabilities — 13.6%(a)		11,779,626

Net Assets — 100.0%		$86,649,158

* Non-income producing securities.

(a) Other Assets in Excess of Liabilities includes net unrealized depreciation on swaps.

ETF — Exchange Traded Fund
ETN — Exchange Traded Note

Swap contracts outstanding at April 30, 2010:

Total Return Benchmark	Annual Financing Rate	Expiration Date	Notional Amount	Unrealized Appreciation (Depreciation)

CurrencyShares Euro Trust	–4.13%	07/06/2010	$(2,642,654)	$11,671
iPath Dow Jones-UBS Commodity Index Total Return ETN	0.60%	07/06/2010	223,776	2,279
iShares Barclays 1-3 Year Treasury Bond Fund	0.60%	07/06/2010	3,919,446	11,727
iShares Barclays Aggregate Bond Fund	0.60%	07/06/2010	2,739,459	26,427
iShares Barclays Credit Bond Fund	0.60%	07/06/2010	601,228	9,352
iShares Barclays Short Treasury Bond Fund	0.60%	07/06/2010	1,728,661	(1,018)
iShares Barclays TIPS Bond Fund	0.60%	07/06/2010	5,833	160
iShares Dow Jones US Real Estate Index Fund	–1.14%	07/06/2010	(4,822,104)	(205,087)
iShares iBoxx $ High Yield Corporate Bond Fund	0.60%	07/06/2010	8,701,928	114,823
iShares iBoxx Investment Grade Corporate Bond Fund	0.60%	07/06/2010	12,919,802	221,393
iShares JPMorgan USD Emerging Markets Bond Fund	0.60%	07/06/2010	615,787	2,155
iShares MSCI EAFE Index Fund	0.60%	07/06/2010	2,659,123	(89,204)
iShares MSCI Emerging Markets Index Fund	0.60%	07/06/2010	5,317,685	(12,380)
iShares Russell 2000 Index Fund	–1.17%	07/06/2010	(1,137,693)	(43,603)
PowerShares DB Commodity Index Tracking Fund	0.60%	07/06/2010	494,103	15,608
PowerShares DB G10 Currency Harvest Fund	0.61%	07/06/2010	1,999,017	36,967
PowerShares Emerging Markets Sovereign Debt Portfolio	0.60%	07/06/2010	257,004	1,886
SPDR Barclays Capital 1-3 Month T-Bill ETF	0.60%	07/06/2010	397,616	(237)
SPDR Barclays Capital Aggregate Bond ETF	0.60%	07/06/2010	50,171	433
SPDR Barclays Capital High Yield Bond ETF	0.61%	07/06/2010	2,395,203	34,487
SPDR Barclays Capital International Treasury Bond ETF	0.60%	07/06/2010	1,710,146	(21,227)
SPDR Dow Jones REIT ETF	–0.48%	07/06/2010	(2,067,626)	(95,000)
Vanguard Emerging Markets ETF	0.60%	07/06/2010	3,476,469	(21,407)
Vanguard Europe Pacific ETF	0.60%	07/06/2010	335,018	(10,791)
Vanguard REIT ETF	–0.61%	07/06/2010	(9,871,887)	(467,845)
Vanguard Short-Term Bond ETF	0.60%	07/06/2010	2,173,019	10,143
Vanguard Total Bond Market ETF	0.60%	07/06/2010	1,724,032	17,487

Net Unrealized Depreciation				$(450,801)

Cash held as collateral with broker for swap contracts was $12,080,000 at April 30, 2010.

Morgan Stanley acts as the counterparty to all total return swaps listed above. The Fund will either receive fees from, or pay fees to, the counterparty, depending upon the total return of the benchmark, and the agreed-upon financing rate.

See notes to financial statements.

Statement of Assets and Liabilities

April 30, 2010

Assets
Investments, at value (cost $72,668,913)	$74,869,532
Cash collateral for swap transactions	12,080,000
Receivable for capital shares sold	1,510,527
Unrealized appreciation on swap transactions	516,998
Prepaid expenses	11,124
Interest receivable	7

Total assets	88,988,188

Liabilities
Payable for investments purchased	1,121,293
Unrealized depreciation on swap transactions	967,799
Advisory fees payable	85,358
Payable for capital shares repurchased	50,995
Distribution fees payable — Investor Class	3,317
Trustees fees payable	2,330
Compliance fees payable	1,839
Accrued expenses	106,099

Total liabilities	2,339,030

Net Assets	$86,649,158

Composition of Net Assets
Paid-in capital	$86,761,616
Undistributed net investment income	86,933
Accumulated net realized loss from investment securities and swap transactions	(1,949,209)
Net unrealized appreciation on investment securities and swap transactions	1,749,818

Net Assets	$86,649,158

NET ASSET VALUE PER SHARE
($0.001 par value common stock, unlimited authorized shares)

Class	Net Assets	Shares Outstanding	Net Asset Value

Institutional	$71,814,079	7,080,777	$10.14
Investor	$14,835,079	1,465,627	$10.12

See notes to financial statements.

Statement of Operations

For the Year Ended April 30, 2010

Investment Income
Dividend income		$924,676
Interest income		463

Total investment income		925,139

Expenses
Advisory fees	$332,479
Transfer agent fees	93,619
Administrative and accounting fees	93,097
Professional fees	85,612
Blue sky fees	53,554
Distribution fee — Investor Class	30,151
Insurance fees	29,236
Shareholder reporting fees	24,464
Registration fees	16,545
Trustee fees and expenses	13,260
Custodian fees	12,401
Compliance fees	3,130
Listing fees	1,069
Miscellaneous fees	892

Total expenses before reimbursements	789,509
Less: expenses reimbursed by Advisor	(189,534)

Net expenses		599,975

Net investment income		325,164

Realized and Unrealized Gain (Loss) on Investments and Swap Transactions
Net realized gain (loss) on:
Investment securities		836,334
Swap transactions		(1,406,836)
Net change in net unrealized appreciation (depreciation) on:
Investment securities		2,106,028
Swap transactions		(427,350)

Net realized and unrealized gain on investment securities and
swap transactions		1,108,176

Net Increase in Net Assets Resulting from Operations		$1,433,340

See notes to financial statements.

Statements of Changes in Net Assets

	For the Year Ended April 30, 2010	For the Period June 30, 2008* to April 30, 2009
Increase (Decrease) in Net Assets from Operations
Net investment income	$325,164	$40,329
Net realized gain (loss) from investment securities and swap transactions	(570,502)	132,755
Distributions of realized gains by other investment companies	—	356
Net change in unrealized appreciation on investment securities and
swap transactions	1,678,678	71,140

Net increase in net assets resulting from operations	1,433,340	244,580

Dividends and Distributions to Shareholders from:
Net investment income
Institutional Class	(219,758)	(23,704)
Investor Class	(54,227)	(1,597)

Total net investment income dividend distributions to shareholders	(273,985)	(25,301)

Net realized gains
Institutional Class	(664,039)	—
Investor Class	(305,271)	—

Total net realized gain distributions to shareholders	(969,310)	—

Capital Share Transactions
Institutional Class**
Proceeds from shares sold	74,749,047	2,732,766
Cost of shares repurchased	(5,834,326)	(46,317)
Proceeds from distributions reinvested	203,589	23,704
Redemption fees	449	—

Net increase from capital share transactions	69,118,759	2,710,153

Investor Class**
Proceeds from shares sold	17,711,100	625,395
Cost of shares repurchased	(4,356,345)	(37)
Proceeds from distributions reinvested	328,552	1,597
Redemption fees	660	—

Net increase from capital share transactions	13,683,967	626,955

Total increase in net assets	82,992,771	3,556,387

Net Assets
Beginning of period	3,656,387	100,000

End of period	$86,649,158	$3,656,387

End of period net assets includes undistributed net investment income as follows:	$86,933	$22,980

Changes in Shares Outstanding
Institutional Class
Shares outstanding, beginning of period	323,275	10,000
Shares sold	7,304,787	315,719
Shares repurchased	(567,383)	(5,069)
Shares issued for distributions reinvested	20,098	2,625

Shares outstanding, end of period	7,080,777	323,275

Investor Class
Shares outstanding, beginning of period	68,405	—
Shares sold	1,790,365	68,231
Shares repurchased	(425,609)	(4)
Shares issued for distributions reinvested	32,466	178

Shares outstanding, end of period	1,465,627	68,405

*	Commencement of operations.

**	Commencement of offering of shares, for the Institutional and Investor share classes was June 30, 2008 and July 23, 2008, respectively.

See notes to financial statements.

Financial Highlights

Selected Data for a Share of Capital Stock Outstanding

	INSTITUTIONAL CLASS		INVESTOR CLASS

	For the Year Ended April 30, 2010	For the Period June 30, 2008[1] to April 30, 2009	For the Year Ended April 30, 2010	For the Period July 23, 2008[1] to April 30, 2009

Net asset value, beginning of period	$9.34	$10.00	$9.31	$10.00

Income from Investment Operations
Net investment income[2]	0.10	0.20	0.08	0.11
Net realized and unrealized gain (loss) on
investments and swap transactions	0.99	(0.77)[3]	0.99	(0.70)[3]
Distributions of net realized gains by other
investment companies	—	— [5]	—	— [5]

Net increase (decrease) in net asset resulting
from operations	1.09	(0.57)	1.07	(0.59)
Less distributions from:
Net investment income	(0.07)	(0.09)	(0.04)	(0.10)
Net realized gains	(0.22)	—	(0.22)	—

Total distributions to shareholders	(0.29)	(0.09)	(0.26)	(0.10)

Net asset value, end of period	$10.14	$9.34	$10.12	$9.31

Total Return
Total investment return based on net
asset value[4]	11.65%	(5.71)%	11.44%	(5.89)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$71,814	$3,019	$14,835	$637
Ratio to average net assets of:
Expenses net of reimbursements	1.64%	1.15%[6]	1.86%	1.40%[6]
Expenses before reimbursements	1.98%	24.41%[6]	2.79%	44.26%[6]
Net investment income	1.01%	2.77%[6]	0.78%	1.82%[6]
Portfolio turnover rate[7]	151%	182%	151%	182%

1	Commencement of offering of shares.

2	Based on average shares outstanding.

3

Due to the timing of sales and repurchases of capital shares, the net realized and unrealized gain (loss) per share is not in accord with the Fund’s change in net realized and unrealized gain (loss) on investment transactions for the period.

4

Total investment return is calculated by assuming a purchase of shares on the first day, reinvestment of all dividends and distributions at net asset value during the period and a sale of shares on the last last day of the period reported. Total return calculated for a period less than one year is not annualized. The total return would have been lower if certain expenses had not been reimbursed by the advisor.

5	Represents less than $0.005

6	Annualized.

7	Portfolio turnover rate is not annualized and excludes the value of securities received or delivered as a result of in-kind transactions.

See notes to financial statements.

Notes to Financial Statements

April 30, 2010

1. ORGANIZATION

IQ ALPHA Hedge Strategy Fund (the “Fund”) is a series of the IndexIQ Trust (the “Trust”) which is a statutory trust organized under Delaware law. The Fund is a non-diversified, open-end, management investment company, as defined by the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund offers two classes of shares, Institutional Class and Investor Class. Both classes have equal rights and voting privileges, except in matters affecting a single class. The Investor Class has a distribution plan in place.

The Fund’s investment objective is to seek to achieve investment results that correspond to the total return (aggregate price and yield performance) of the IQ Alpha Hedge Index (the “Index”). The objective of the Index is to provide superior returns (“alpha”) relative to the Standard & Poor’s 500® Composite Stock Price Index (the “S&P 500 Index”) with lower volatility than the S&P 500 Index and correlation to the S&P 500 Index that is similar to the correlation between hedge funds (as measured by broad-based hedge fund indexes) and the S&P 500 Index.

2. SIGNIFICANT ACCOUNTING POLICIES

Use of Estimates

These financial statements are prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and reported amounts of increases and decreases in the net assets from operations during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund:

Indemnification

In the normal course of business, the Fund may enter into contracts that contain a variety of representations which provide general indemnifications for certain liabilities. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Investment Valuation

The Net Asset Value (“NAV”) is determined as of the close of trading (generally, 4:00 PM Eastern Time) on each day the New York Stock Exchange (“NYSE”) is open for trading. NAV per share is calculated by dividing a fund’s net assets by the number of fund shares outstanding. Securities and investment funds traded on any recognized national or foreign stock exchange are valued at the last quoted sale price, or if no sale price is available, at the bid price. Securities not listed on a national or foreign stock exchange may be valued on the basis of prices furnished by approved pricing services or at the closing bid price on the over-the-counter market.

If market quotations are not readily available, or if IndexIQ Advisors LLC (the “Advisor”) determines that a quotation of a security does not represent a fair value, then the security is valued at a fair value as determined in good faith using procedures adopted by the Trust’s Board of Trustees (the “Board”). Market prices may not represent fair value, for example, if a security is thinly traded or if an event occurs between the market quotation and the time the security is to be valued which is expected to affect the value of the security. The circumstances in which the Board may fair value a security include, among others: the occurrence of events that are significant to a particular issuer, such as mergers, restructurings or defaults; the occurrence of events that are significant to an entire market, such as natural disasters in a particular region or government actions; trading restrictions on securities; thinly traded securities; and market events such as trading halts and early market closings. Short-term securities with 60 days or less remaining to maturity are valued using the amortized cost method, which approximates current market value.

The Fund utilized various inputs in determining the value of its investments. These inputs are summarized in the three broad levels as follows:

  Level 1 — quoted prices in active markets for identical investments.

  Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Notes to Financial Statements (continued)

April 30, 2010
  Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of April 30, 2010:

	Level 1	Level 2	Level 3
Investment Companies*	$74,869,532	$—	$—
Other Financial Instruments**	—	(450,801)	—

Total	$74,869,532	$(450,801)	$—

*	Please refer to the Schedule of Investments to view securities segregated by Fund type.

**	Other financial instruments include swap contracts, which are valued at the unrealized appreciation/(depreciation) on the instrument.

Tax Information, Dividends and Distributions to Shareholders and Uncertain Tax Positions

The Fund intends to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, by distributing substantially all of its net investment income and net realized gains to shareholders. Dividends and/or distributions, if any, are paid to shareholders invested in the Fund on the applicable record date. Dividends paid by the Fund with respect to all classes of shares are calculated in the same manner and at the same time, but dividends on Investor Class Shares may be lower than dividends on the Institutional Class Shares as a result of the service and/or distribution fees applicable to Investor Class Shares. Net realized long-term and short-term capital gains will be distributed by the Fund at least annually. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with Federal income tax regulations which may differ from U.S. GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets based on their Federal tax basis treatment; temporary differences do not require reclassification. Dividends and distributions, which exceed earnings and profit for tax purposes are reported as a tax return of capital.

Management evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax expense. The Fund is required to analyze all uncertain tax positions for all open tax years. Open tax years are those years that are open to examination by the relevant income taxing authority. The returns of the Fund for the period from commencement of operations through April 30, 2010 are open for examination. As of April 30, 2010, the Fund has no examinations in progress.

The Fund has concluded that there is no tax liability resulting from uncertain income tax positions taken or expected to be taken. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax expense will significantly change in twelve months.

Cash and Cash Equivalents

Cash and cash equivalents are highly liquid investments, with maturities of three months or less when acquired.

Security Transactions

Security transactions are accounted for on the trade date. Realized gains and losses on sales of investment securities are calculated using the identified cost method.

Investment Income

Dividend income is recognized on the ex-dividend date. Interest income is accrued daily. Distributions of realized capital gains by underlying funds are recorded as realized capital gains on the ex-date. The Fund’s investment income, expenses and unrealized and realized gains and losses are allocated daily. The Fund distributes all or substantially all of its net investment income to shareholders in the form of dividends. Realized gains or losses are recorded whenever the Fund sells securities.

Notes to Financial Statements (continued)

April 30, 2010

Expenses

All of the routine operational, administrative and other ordinary expenses of the Fund are paid by the Fund. These expenses are allocated between the separate classes based on the weighted net asset value of each class. Class level expenses are allocated to each respective class as expenses are incurred.

3. INVESTMENT MANAGEMENT AND OTHER AGREEMENTS

Advisory Agreement

Under the terms of the Investment Advisory Agreement (the “Advisory Agreement”) the Fund pays the Advisor an advisory fee at an annual rate of 0.95% of the Fund’s average daily net assets. Such fee is accrued daily and paid monthly. The Advisor has retained Mellon Capital Management Corporation (“MCM” and the “Sub-Advisor”), which is unaffiliated with the Advisor, to conduct the day-to-day portfolio management of the Fund. Pursuant to MCM’s sub-advisory agreement, the Advisor pays MCM an annual fee for their services, which is payable monthly.

The Fund and the Advisor have entered into an expense limitation agreement whereby the Advisor has agreed to waive its fee and/or reimburse the Fund to the extent that total annual fund operating expenses (excluding interest, taxes, brokerage fees and commissions, dividends paid on short sales, extraordinary expenses, and distribution and/or service fees, if any under the Rule 12b-1 Plan) exceed 1.65%. Prior to July 1, 2009, the agreement set this level at 1.15%. The expense limitation agreement allows the Advisor to recover reimbursements made to the extent that the Fund’s expense ratios fall below the above indicated expense limitation. The amounts that can be recovered are limited to the difference between the actual expense ratio and the amount of the expense limitation in place at that time. Under the terms of the agreement, the Advisor can only recover such amounts for a period of up to three years after the reimbursement. This agreement can be extended year to year thereafter provided such continuance is specifically approved by a majority of the Independent Trustees.

For the year ended April 30, 2010, the Advisor reimbursed expenses as follows:

Fund Class	Expenses Reimbursed

Institutional Class	$ 77,823
Investor Class	111,711

Total	$189,534

The amounts available for potential future recoupment by the Advisor and the expiration schedule at April 30, 2010 are as follows:

	Total Potential Recoupment Amount	Potential Recoupment Amounts Expiring
Fund Class		April 30, 2012	April 30, 2013

Institutional Class	$395,721	$317,898	$ 77,823
Investor Class	169,575	57,864	111,711

Total	$565,296	$375,762	$189,534

Distribution Agreement (12b-1 Fees)

ALPS Distributors, Inc. (the “Distributor”) serves as the Fund’s Distributor. The Fund has adopted a Distribution Service Agreement (“Distribution Agreement”) pursuant to Rule 12b-1 under the 1940 Act with respect to the Investor Class shares. The Plan allows for the payment of services related to the distribution and servicing of shares at a rate of up to 0.25% per annum of the average daily net asset value of the Investor Class shares of the Fund.

Administrator, Custodian and Accounting Agent

The Bank of New York Mellon (in each capacity, the “Administrator,” “Custodian” or “Accounting Agent”) is an affiliate of the Sub-Advisor and serves as the Fund’s Administrator, Custodian and Accounting Agent pursuant to the Fund Administration and Accounting Agreement. The Bank of New York Mellon is a subsidiary of The Bank of New York Mellon Corporation, a financial holding company.

Notes to Financial Statements (continued)

April 30, 2010

Transfer Agent

PNC Global Investment Servicing, Inc. serves as the Fund’s Transfer Agent.

4. CAPITAL SHARE TRANSACTIONS

As of April 30, 2010, there were an unlimited number of common stock shares at $.001 par value authorized by the Fund. Investors may purchase Investor Class Shares and Institutional Class Shares of the Fund at their NAV, based on the next calculation of NAV after the order is placed. Neither the Fund nor the Distributor charges a sales charge or other transaction fee to purchase shares, although other institutions may impose transaction fees on shares purchased through them. Redemption requests are processed at the next NAV calculated after the Fund, its Transfer Agent, or your investment representative receives your sell order. If a redemption request is received on a business day prior to 4:00 pm (Eastern Time), proceeds will normally be wired to the shareholder within three business days, provided that the Fund’s Custodian is also open for business. The Fund imposes a 2% redemption fee on redemptions made within seven calendar days of purchase subject to certain exceptions. The Fund has granted authority to the Advisor to waive the redemption fee at its sole discretion where the Advisor believes such waiver is in the best interests of the Fund.

5. FEDERAL INCOME TAX

At April 30, 2010, the cost of investments and net unrealized appreciation/(depreciation) for income tax purposes was as follows:

Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
$73,147,422	$1,802,116	$(80,006)	$1,722,110

The differences between book and tax basis cost of investments and net unrealized appreciation (depreciation) are primarily attributable to wash sale loss deferrals.

At April 30, 2010, the components of distributable earnings/loss on a tax-basis were as follows:

Undistributed Net Investment Income	Accumulated Capital and Other Gains/(Losses)	Net Unrealized Appreciation	Total Loss
$81,536	$(1,465,303)	$1,271,309	$(112,458)

The differences between book and tax basis components of net assets are primarily attributable to wash sale loss deferrals and other book and tax differences including swap contracts and post-October losses.

The tax character of distributions paid from ordinary income during the year ended April 30, 2010 and period ended April 30, 2009 was $1,243,295 and $25,301, respectively.

Capital losses incurred after October 31 (“Post-October Losses”) within the taxable year can be deemed to arise on the first business day of the Funds’ next taxable year. At April 30, 2010, the Fund incurred and elected to defer to May 1, 2010 post-October losses of $1,488,787.

At April 30, 2010, the effect of permanent book/tax reclassifications resulted in increases (decreases) to the components of net assets as follows:

Undistributed Net Investment Income	Accumulated Capital and Other Gains/(Losses)	Paid-in Capital
$12,774	$(534,938)	$522,164

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to the tax treatment of swap contracts and foreign currency reclassifications.

Notes to Financial Statements (continued)

April 30, 2010

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short-term investments) for the year ended April 30, 2010 were $112,364,498 and $44,504,869, respectively.

7. DERIVATIVE FINANCIAL INSTRUMENTS

The Fund may use total return swaps to effect short positions in the Fund and to increase the exposure of the Fund to any component of the Index or other portfolio investment beyond 100% of the Fund’s net asset investment in such component of the Index or other portfolio investment. The exposure of the Fund will vary but in any event will be less than 200% of its net assets. The Fund segregates liquid assets, which may include securities, cash or cash equivalents, to cover the Fund’s daily marked-to-market net obligations under outstanding swap agreements. At April 30, 2010, the Fund held $12,080,000 cash as collateral for swaps.

At April 30, 2010, the fair values of derivative instruments were as follows:

Asset Derivatives1

Equity Risk	Total
$516,998	$516,998

Liability Derivatives2

Equity Risk	Total
$967,799	$967,799

1	Statement of Assets and Liabilities: Unrealized appreciation on swap transactions.

2	Statement of Assets and Liabilities: Unrealized depreciation on swap transactions.

Transactions in derivative instruments during the year ended April 30, 2010, were as follows:

	Equity Risk	Total

Net Realized loss[3]
Swap transactions	$(1,406,836)	$(1,406,836)

Net realized loss	$(1,406,836)	$(1,406,836)

Net change in unrealized depreciation[4]
Swap transactions	$(427,350)	$(427,350)

Net change in unrealized depreciation	$(427,350)	$(427,350)

3	Statement of Operations: Net realized loss on swap transactions.

4	Statement of Operations: Net change in unrealized depreciation on swap transactions.

For the year ended April 30, 2010, the monthly average value of the swap contracts held by the Fund was $11,455,851.

8. INVESTMENT RISKS

The Fund is subject to the principal risks described below, some or all of these risks may adversely affect the Fund’s NAV, trading price, yield, total return and ability to meet its investment objective. As with any investment, an investment in the Fund could result in a loss or the performance of the Fund could be inferior to that of other investments.

Fund of Funds Risk

The Fund’s investment performance, because it is a fund of funds, depends on the investment performance of the Underlying ETFs in which it invests. An investment in the Fund is subject to the risks associated with the Underlying ETFs that comprise the Fund’s Underlying Index. The Fund indirectly pays a proportional share of the asset-based fees, if any, of the Underlying ETFs in which it invests.

Notes to Financial Statements (continued)

April 30, 2010

Exchange Traded Vehicle Risk

Unlike an investment in a mutual fund, the value of the Fund’s investment in ETFs, ETVs and ETNs is based on stock market prices and the Fund could lose money due to stock market developments, the failure of an active trading market to develop or exchange trading halts or de-listings. Federal law prohibits the Fund from acquiring investment company shares, including shares of ETFs, in excess of specific thresholds unless exempted by rule, regulation or exemptive order. These prohibitions may prevent the Fund from allocating its investments to ETFs in an optimal manner.

Index Risk

The Underlying Index is new and has limited historical performance data that is not predictive of future results. The Underlying Index may not be successful in replicating the performance of its target strategies. There is a risk that hedge fund return data provided by third party hedge fund data providers may be inaccurate or may not accurately reflect hedge fund returns due to survivorship bias, self-reporting bias or other biases. In constructing the Underlying Strategies of the Index, IndexIQ may not be successful in replicating the returns of the Hedge Fund Indexes. In addition, the Index may not achieve its objective of producing superior returns to the S&P 500 Index with lower volatility than the S&P 500 Index and a correlation to the S&P 500 Index that is similar to the correlation between the performance of hedge funds (as measured by broad-based hedge fund indexes) and the S&P 500 Index.

Total Return Swaps

Total return swaps give the Fund the right to receive the appreciation in the value of a specified security, index or other instrument in return for a fee paid to the counterparty, which will typically be an agreed upon interest rate. Total return swaps can also be used to replicate an exposure to a short position in an asset class where the Fund has the right to receive the depreciation in value of a specified security, index or other instrument (“inverse swaps”). If the underlying asset in a total return swap declines in value (or increases in value, if an inverse swap) over the term of the swap, the Fund may also be required to pay the dollar value of that decline (or increase, if an inverse swap) to the counterparty. The Fund intends to use total return swaps in several ways to replicate the performance of the Index. Consequently, the performance of the Fund’s total return swaps will be a significant component of the Fund’s performance. Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. Therefore the Fund considers the creditworthiness of each counterparty to a swap contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities.

9. UNAUDITED TAX INFORMATION

Qualified Dividend Income — Certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of ordinary income distributions for the fiscal year ended April 30, 2010, taxed at a maximum rate of 15% is 7.88%.

Dividend Received Deduction — For corporate shareholders, the percentage of ordinary income distributions for the year ended April 30, 2010 that qualifies for the dividends received deduction is 0.54%.

10. SUBSEQUENT EVENTS

The Fund has adopted authoritative standards of accounting for, and disclosure of events that occur after the Statement of Assets and Liabilities date but before financial statements are issued or are available to be issued. These standards require the Fund to recognize in the financial statements the effects of all recognized subsequent events that provide additional evidence about conditions that existed at the date of the Statement of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Fund is required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. The Fund has evaluated subsequent events through the date of issuance of this report and has determined that there are no material events that would require disclosure.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of IndexIQ Trust and Shareholders of IQ ALPHA Hedge Strategy Fund:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of IQ ALPHA Hedge Strategy Fund (one of the funds constituting the IndexIQ Trust) (the “Fund”), as of April 30, 2010, and the related statement of operations for the year then ended, and the statement of changes in net assets and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of April 30, 2010, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of IQ ALPHA Hedge Strategy Fund of the IndexIQ Trust as of April 30, 2010, the results of its operations for the year then ended, and changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York
June 28, 2010

Board of Trustees and Officers (unaudited)

The business of the Trust is managed under the direction of the Trust’s Board of Trustees. The Board elects the officers of the Trust who are responsible for administering the Trust’s day-to-day operations. Each Trustee serves until his or her successor is duly elected or appointed and qualified.

The name, year of birth, address and principal occupations during the past five years for each Trustee and officer of the Trust is set forth below, along with the other public directorships held by the Trustees.

Independent Trustees

Name and Year of Birth[1]	Position(s) Held with Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years[3]	Number of Portfolios in Fund Complex Overseen by Trustee[4]	Other Directorships Held by Trustee
Reena Aggarwal 1957	Trustee	Since August 2008	Deputy Dean, McDonough School of Business, Georgetown University (2006 to 2008); Visiting Professor of Finance, Sloan School of Management, MIT (2005-2006); Interim Dean, McDonough School of Business, Georgetown University (2004-2005); Stallkamp Faculty Fellow and Professor of Finance, McDonough School of Business, Georgetown University (2003-Present).	10	FBR Funds (11 portfolios)

Gene Chao 1970	Trustee	Since August 2008	Vice President — Strategic Services, Dimension Data, Americas (2007 to present); Senior Vice President — Strategic Outsourcing, France Telecom Americas (2004-2007); Managing Director — Business Consulting, Xansa, North America (2003-2004).	10	None

Interested Trustee[5]

Adam S. Patti 1970	Chairman and Trustee President and Principal Executive Officer	Since November 2008 Since July 2008	Chairman, Trustee, President and Principal Executive, IndexIQ Trust (2008 to present); Chief Executive Officer, the Advisor (2007 to present); Chief Executive Officer, IndexIQ (2006 to present); Associate Publisher, Time Inc. (2006); Executive Director, Time Inc. (2005); Director, Time Inc. (2003 to 2004).	10	None

Officers of the Trust

Name and Year of Birth[1]	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Gregory D. Bassuk 1972	Secretary	Since July 2008	Chief Compliance Officer, the Advisor (2008 to present); Secretary, IndexIQ Trust (2008 to present); Chairman and Trustee, IndexIQ ETF Trust (July 2008 to November 2008); Chairman and Trustee, IndexIQ Trust (February 2008 to November 2008); Chief Operating Officer, the Advisor (2007 to present); Chief Operating Officer, IndexIQ (2006 to present); Director, Time Inc. (2004 to 2006).

David Fogel 1971	Treasurer, Principal Financial Officer and Chief Compliance Officer	Since October 2008	Treasurer, Principal Financial Officer and Chief Compliance Officer, IndexIQ Trust (2008 to present); Executive Vice President, IndexIQ (2006 to present); Vice President, Groton Partners LLC (2005 to 2006); Principal, Circle Peak Capital LLC (2003 to 2005).

1	The address of each Trustee or officer is c/o IndexIQ, 800 Westchester Avenue, Suite N-611, Rye Brook, New York 10573.

2	Trustees and Officers serve until their successors are duly elected and qualified.

3	Principal occupation(s) of the Trustees may cover more than the past five years.

4

The Funds are part of a “fund complex” as defined in the 1940 Act. The fund complex includes all open-end funds (including all of their portfolios) advised by the Advisor and any funds that have an investment advisor that is an affiliated person of the Advisor.

5	Mr. Patti is an “interested person” of the Trust (as that term is defined in the 1940 Act) because of his affiliations with the Advisor.

Board Review of Investment Advisory and Sub-Advisory Agreements (unaudited)

General Background

IndexIQ Advisors LLC (“Advisor”) acts as the Trust’s investment advisor and has been appointed by the Trust to provide to the Fund directly, or to arrange for the provision through third parties of, investment advisory services pursuant to an investment advisory agreement with the Fund (the “Investment Advisory Agreement”). The Advisor is a registered investment adviser under the U.S. Investment Advisers Act of 1940, as amended (the “Advisers Act”). The Fund pays the Advisor a fee for its investment advisory services as a percentage of the Fund’s assets. That fee is accrued daily and payable monthly at an annual rate of 0.95% of the Fund’s average daily net assets.

The Advisor has arranged for the provision of investment advisory services by a third party pursuant to a sub-advisory agreement between the Advisor and Mellon Capital Management Corporation (“MCM”), a registered investment adviser under the Advisers Act (the “Investment Sub-Advisory Agreement”). The Advisor pays MCM a fee for its investment advisory services. That fee is accrued daily and payable monthly at an annual rate of 0.12% of the Fund’s average daily net assets up to $100 million and at an annual rate of 0.07% of the Fund’s average daily net assets in excess of $100 million.

Annual Approval Process

The Trust’s Board of Trustees (the “Board”), including those Trustees who would not be considered “interested persons” of the Trust (the “Independent Trustees”), as that term is defined in the Investment Company Act of 1940, as amended, voting separately, is legally required to review and approve the Investment Advisory Agreement and the Investment Sub-Advisory Agreement initially and thereafter annually following the completion of an initial two year term. In determining whether it was appropriate to approve the Investment Advisory Agreement and the Investment Sub-Advisory Agreement, the Board requested from the Advisor and MCM information that the Board believed to be reasonably necessary to reach its conclusion. At an “in-person” meeting held on March 16, 2010 (the “Meeting”), the Board discussed issues pertaining to the proposed approval of the Investment Advisory Agreement and the Investment Sub-Advisory Agreement with representatives from the Advisor and with legal counsel, including a separate consultation between the Independent Trustees and legal counsel. This information formed the primary basis for the Trustees’ determinations. During the Meeting the Trustees reviewed a memorandum which detailed the duties and responsibilities of the Trustees with respect to their consideration of the Investment Advisory Agreement and the Investment Sub-Advisory Agreement. The Trustees reviewed the contract approval materials provided by the Advisor and MCM, including, but not limited to (1) organizational overviews of the Advisor and MCM and biographies of the personnel providing services to the Fund, (2) a copy of the Investment Advisory Agreement and the Investment Sub-Advisory Agreement, (3) Forms ADV of the Advisor and MCM, and (4) mutual fund and exchange-traded fund industry fee comparison data.

In view of the broad scope and variety of factors and information reviewed by the Board, the Board did not find it practicable to, and did not, make specific assessments of, quantify, or otherwise assign relative weights to the specific factors considered in reaching its conclusions and determinations to approve the Investment Advisory Agreement and the Investment Sub-Advisory Agreement. The Board did not identify any particular information that was all-important or controlling. The approval determination was made on the basis of each Trustee’s business judgment after consideration of all of the factors taken as a whole, although individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to conclusions made.

Specifically, the Board reviewed information that included: (1) the nature, extent, quality and costs of the services that the Advisor and MCM are expected to provide to the Fund; (2) the management philosophies, personnel and processes of the Advisor and MCM; (3) the structures of the Advisor and MCM and their ability to provide services to the Fund, based on their financial condition, as well as the credentials, reputation, background and investment experience of its personnel; (4) the anticipated costs of services provided and the projected profits to be realized by the Advisor and MCM and their affiliates from the relationship with the Fund; and (5) the economies of scale, or lack thereof in the case of the Advisor, in the structure of the affiliation of the Advisor and MCM with the Fund and whether such factor impacts the performance for investors as the Fund grows. The Advisor had no prior performance figures to be considered.

Board Review of Investment Advisory and Sub-Advisory Agreements (unaudited) (continued)

The Board gave substantial consideration to the fees payable under the Investment Advisory Agreement. In this connection, the Board evaluated the Advisor’s anticipated costs and profitability in serving as investment adviser to the Fund, including the costs associated with the personnel, systems and equipment necessary to manage the Fund and the costs associated with compensating the Sub-Advisor. The Board also examined the fees to be paid by the Fund in light of fees paid to other investment managers by comparable funds and the method of computing the Fund’s fee. After comparing the fees with those of comparable funds and in light of the quality and extent of services to be provided and the costs anticipated to be incurred by the Advisor, the Board concluded that the level of the fees paid to the Advisor with respect to the Fund is fair and reasonable.

Approval of Investment Advisory Agreement and the Investment Sub-Advisory Agreement

At the Meeting, based on its conclusions, and with the assistance of counsel, the Board including the Independent Trustees determined that the proposed agreements with the Advisor and MCM were fair and reasonable. Accordingly, the Board voted, and the Independent Trustees voted separately, to unanimously approve the Investment Advisory Agreement and the Investment Sub-Advisory Agreement.

ANNUAL REPORT | APRIL 30, 2010

IndexIQ Trust
IQ ALPHA Hedge Strategy Fund

Investment Advisor
IndexIQ Advisors LLC
800 Westchester Avenue, Suite N-611
Rye Brook, NY 10573

Sub-Advisor
Mellon Capital Management Corp.
50 Fremont Street, Suite 3900
San Francisco, CA 94105

Custodian/Fund Administrator
The Bank of New York Mellon
One Wall Street
New York, NY 10286

Legal Counsel
Katten Muchin Rosenman, LLP
575 Madison Avenue
New York, New York 10022

Independent Registered Public Accounting Firm
Ernst & Young LLP
5 Times Square
New York, NY 10036

Transfer Agent
PNC Global Investment Servicing, Inc.
301 Bellevue Parkway
Wilmington, DE 19809

Distributor
ALPS Distributors, Inc.
1290 Broadway, Suite 1100
Denver, CO 80203

IQ ALPHA Hedge Strategy Fund
c/o IndexIQ
800 Westchester Avenue, Suite N-611
Rye Brook, NY 10573
1-888-934-0777

Item 2. Code of Ethics.

a). The Registrant has adopted a code of ethics that applies to the Registrant’s Principal Executive Officer, Principal Financial Officer or persons performing similar functions.

b). There have not been any changes to the Code of Ethics.

c). Not Applicable

d). During the period, Registrant granted no waivers from the provisions of its code of ethics that applies to the Registrant's Principal Executive Officer, Principal Financial Officer or persons performing similar functions.

e). Not Applicable

f). Attached

Item 3. Audit Committee Financial Expert.

a). The Registrant’s Board of Trustees has one audit committee financial expert serving on its audit committee, an “independent” Trustee, Reena Aggarwal. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services.

a). Audit Fees: the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for the audit are as follows:

2010:	$20,000
2009:	$28,000

b). Audit-Related Fees: the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are principally related to the Registrant’s tax return reviews and are not reported under paragraph (a) of this item are as follows:

2010:	$4,500
2009:	$4,500

c). Tax Fees, the aggregate fees billed in each of the previous last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are as follows:

2010:	$5,600
2009:	$0

d). All Other Fees, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) and (c) of this Item are as follows:

2010:	$0
2009:	$0

e) Audit Committee Pre-Approval Policies and Procedures.

          (i) Per Rule 2-01(c)(7)(A), the Audit Committee pre-approves all of the Audit, Audit-Related, Tax and Other Fees of the Registrant.

          (ii) 100% of services described in each of Items 4(b) through (d) were approved by the audit committee pursuant to paragraph (c)(7)(A) of Rule 2-01 of Regulation S-X.

(f) No response required.

(g) The aggregate non-audit fees billed by the Registrant's accountant for services rendered to the Funds, the Advisor or any entity controlling, controlled by, or under common control with the Advisor that provides ongoing services to the Registrant (except for any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor) that directly impacted the Funds for the last two fiscal years is as follows:

2010:	$10,100
2009:	$4,500

(h) Not Applicable

Item 5. Audit Committee of Listed Registrants.

(a) The Fund has a designated Audit Committee in accordance with Section 3(a)(58)(A) of the Securities and Exchange Act of 1934 (the “Exchange Act”) and the members of such committee are Reena Aggarwal and Gene Chao.

(b) Not applicable.

Item 6. Schedule of Investments.

(a) Schedule is included as part of the report to shareholders filed under Item 1 of this Form.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company & Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a)

The Principal Executive Officer and Principal Financial Officer have evaluated the Registrant's disclosure controls and procedures within 90 days of the filing date of this report and have concluded that these controls and procedures are effective.

(b)

There were no significant changes in the Registrant's internal controls over financial reporting or in other factors that could significantly affect these controls subsequent to the date of their evaluation.

Item 12. Exhibits.

(a) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the Registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Attached

(b) Separate certifications for each Principal Executive Officer and Principal Financial Officer of the Registrant as required by Rule 30a-2(a) under the 1940 Act (17CFR 270.30a-(a)).

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant: IndexIQ Trust

By:    /s/ Adam S. Patti

Adam S. Patti, Principal Executive Officer

Date: June 28, 2010

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

Registrant: IndexIQ Trust

By:    /s/ Adam S. Patti

Adam S. Patti, Principal Executive Officer

Date: June 28, 2010

By:    /s/ David L. Fogel

David L. Fogel, Principal Financial Officer

Date: June 28, 2010